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                                                                    EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") by Kirby Corporation (the "Company"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ J. H. PYNE
                                       -----------------------------------------
                                       J. H. Pyne
                                       President and Chief Executive Officer


                                       /s/ NORMAN W. NOLEN
                                       -----------------------------------------
                                       Norman W. Nolen
                                       Executive Vice President, Treasurer
                                         and Chief Financial Officer

Dated: March 5, 2003